Exhibit 99.2

PLYMOUTH INDUSTRIAL REIT INC.

Overview to Unaudited Pro Forma Consolidated Financial Statements

The accompanying unaudited pro forma condensed consolidated financial statements have been derived from the historical condensed consolidated financial statements of the Company. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2017 is presented to reflect adjustments to the Company’s historical balance sheet as if the Company’s MWG Portfolio acquisition and the Series A Preferred Stock offering were completed on September 30, 2017. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2017 and for the year ended December 31, 2016 are presented as if the MWG Portfolio acquisition and the Series A Preferred Stock offering were completed on the first day of the period presented.

The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with (i) our historical unaudited condensed consolidated financial statements as of September 30, 2017 and for the nine months ended September 30, 2017 and (ii) our condensed consolidated financial statements for the twelve months ended December 31, 2016 in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

The Company has based the unaudited pro forma adjustments on available information and assumptions that it believes are reasonable. The following unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of what the Company’s actual financial position would have been as of September 30, 2017 assuming the MWG Portfolio acquisition had been completed on September 30, 2017, what actual results of operations would have been for the nine months ended September 30, 2017 and the year ended December 31, 2016 assuming the MWG Portfolio acquisition was completed on the first day of the period presented, and are not indicative of future results of operations or financial condition and should not be viewed as indicative of future results of operations or financial condition.

Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2017
(Unaudited and in thousands)

	Plymouth Industrial REIT, Inc.	Proceeds from offering	Proceeds from MWG Portfolio Loan	MWG Portfolio	Company Pro Forma
	(A)	(B)	(C)	(D)

Assets
Real estate properties	$190,135	$—	$—	$104,102	$294,237
Less Accumulated Depreciation	(22,094)	—	—	—	(22,094)
Real estate properties, net	168,041	—	—	104,102	272,143

Cash	6,473	48,980	78,685	(104,102)	30,036
Restricted Cash	878	—	—	—	878
Cash held in escrow	3,467	—	—	—	3,467
Deferred Leasing Intangibles	16,446	—	—	—	16,446
Other Current Assets	2,286	—	—	—	2,286
Total Assets	$197,591	$48,980	$78,685	$—	$325,256

Liabilities & Equity
Liabilities
Senior secured debt, net	$116,547	$—	$78,685	$—	$195,232
Mezzanine debt to investor, net	29,346	—	—	—	29,346
Secured Revolving Credit	23,303	—	—	—	23,303
Deferred Interest	765	—	—	—	765
Accounts Payable and Other Liabilities	7,476	—	—	—	7,476
Deferred Leasing-Intangibles	1,911	—	—	—	1,911
Total Liabilities	179,348	—	78,685	—	258,033

Equity
Preferred shares	—	20	—	—	20
Common Shares	39	—	—	—	39
Additional Paid in Capital	125,231	48,960	—	—	174,554
Accumulated Deficit	(114,789)	—	—	—	(114,789)
Total Plymouth Industrial REIT, Inc. stockholders' equity	10,481	48,980	—	—	59,461
Non-controlling Interest	7,762	—	—	—	7,762
Total Equity	18,243	48,980	—	—	67,223

Total Liabilities and Equity	$197,591	$48,980	$78,685	$—	$325,256

Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2017
(Unaudited and in thousands except for share and per share amounts)

	Plymouth Industrial REIT, Inc.	Company Pro Forma Adjustments	MWG Portfolio	Company Pro Forma
	(A)	(B)	(C)

Revenues:
Rental revenue	$16,407	$—	$9,658	$26,065
Other income	226	—	—	226
Total revenues	16,633	—	9,658	26,291

Operating expenses:
Property expenses	5,084	—	4,489	9,573
General and administrative	3,159	—	—	3,159
Acquisition expenses	86	—	—	86
Depreciation and amortization	9,056	—	5,925	14,981
Total Operating expenses	17,385	—	10,414	27,799

Operating loss	(752)	—	(756)	(1,508)

Other expense:
Interest expense	(8,362)	—	(2,379)	(10,741)
Total other expense	(8,362)	—	(2,379)	(10,741)
Net loss	(9,114)	—	(3,135)	(12,249)
Net loss Attributable to non-controlling interest	(4,831)	—	(310)	(5,141)
Net loss attributable to Plymouth Industrial REIT, Inc.	(4,283)	—	(2,825)	(7,108)
Less preferred stock dividend	—	(2,869)	—	(2,869)
Net loss attributable to common stockholders	$(4,283)	$(2,869)	$(2,825)	$(9,977)

Loss per share attributable to common stockholders	$(2.61)			$(6.07)

Weighted Average Shares Outstanding	1,642,394			1,642,394

Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2016
(Unaudited and in thousands except for share and per share amounts)

	Plymouth Industrial REIT, Inc.	Company Pro Forma Adjustments	MWG Portfolio	Company Pro Forma
	(A)	(B)	(C)

Revenues:
Rental revenue	$19,658	$—	$12,650	$32,308
Other income	230	—	—	230
Total revenues	19,888	—	12,650	32,538

Operating expenses:
Property expenses	5,927	—	5,445	11,372
General and administrative	3,742	—	—	3,742
Depreciation and amortization	11,674	—	7,899	19,573
Total Operating expenses	21,343	—	13,344	34,687

Operating loss	(1,455)	—	(694)	(2,149)

Other income (expense):
Gain on equity investment	2,846	—	—	2,846
Interest expense	(40,679)	—	(3,172)	(43,851)
Total other expense	(37,833)	—	(3,172)	(41,005)
Net loss	(39,288)	—	(3,866)	(43,154)
Net loss Attributable to non-controlling interest	(2,301)	—	—	(2,301)
Net loss attributable to Plymouth Industrial REIT, Inc.	(36,987)	—	(3,866)	(40,853)
Less preferred stock dividend	—	(3,825)	—	(3,825)
Net loss attributable to common stockholders	$(36,987)	$(3,825)	$(3,866)	$(44,678)

Loss per share attributable to common stockholders	$(111.42)			$(134.59)

Weighted Average Shares Outstanding	331,965			331,965

Plymouth Industrial REIT, Inc.

Notes to Unaudited Pro Forma

Condensed Consolidated Financial Statements

(dollars in thousands)

1. Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2017

(A) Reflects the historical Condensed Consolidated Balance Sheet of Plymouth Industrial REIT, Inc. as of September 30, 2017

(B) Reflects the net proceeds from the sale of 2,040,000 shares of Series A preferred stock

(C) Reflects proceeds from the $79,800 MWG Portfolio Loan Agreement used in the acquisition of the MWG Portfolio, reduced by deferred financing fees of $1,115.

(D) Reflects the $104,102 acquisition of the MWG Portfolio (inclusive of capitalized acquisition costs of $4,352) as reflected in the Statements of Revenue and Certain Expenses included herein. The pro forma adjustments do not include an allocation of the purchase price to reflect the intangible components of the acquisition as this evaluation is in process and will be reflected in future filings of actual results.

2. Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2017

(A) Reflects the historical Condensed Consolidated Statement of Operations of Plymouth Industrial REIT, Inc. for the nine months ended September 30, 2017.

(B) Reflects the 7.5% dividend on the 2,040,000 shares of Series A preferred stock

(C) Reflects the results of operations and depreciation and interest expense related to the acquisition of the MWG Portfolio as reflected in the Statements of Revenues and Certain Expenses included herein.

3. Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2016

(A) Reflects the historical Condensed Consolidated Statement of Operations of Plymouth Industrial REIT, Inc. for the year ended December 31, 2016.

(B) Reflects the 7.5% dividend on the 2,040,000 shares of Series A preferred stock

(C) Reflects the results of operations and depreciation and interest expense related to the acquisition of the MWG Portfolio as reflected in the Statements of Revenues and Certain Expenses included herein.